SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-05               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  December 3, 2001        By:   /s/ Karen Schluter
                                Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       132,087,000.00    128,788,094.34    4,707,485.12      617,109.62    5,324,594.74      0.00        0.00      124,080,609.22
IIA1      250,000,000.00    248,759,794.41    2,019,893.17    1,347,448.89    3,367,342.06      0.00        0.00      246,739,901.24
IIA2      191,995,000.00    191,042,546.91    1,551,237.56      915,412.20    2,466,649.76      0.00        0.00      189,491,309.35
IIIA1      44,959,000.00     44,486,336.85    1,700,608.68      173,125.99    1,873,734.67      0.00        0.00       42,785,728.17
IIIA2      29,972,000.00     29,972,000.00            0.00      131,127.50      131,127.50      0.00        0.00       29,972,000.00
IIIA3      32,115,000.00     32,115,000.00            0.00      163,251.25      163,251.25      0.00        0.00       32,115,000.00
IVA1       56,720,000.00     56,519,363.15    1,629,107.34      282,596.82    1,911,704.16      0.00        0.00       54,890,255.81
VA1       236,794,000.00    234,041,663.52    3,347,569.69      933,711.76    4,281,281.45      0.00        0.00      230,694,093.83
B1         28,210,000.00     28,195,753.55       14,330.70      159,240.36      173,571.06      0.00        0.00       28,181,422.85
B2          5,128,000.00      5,125,410.29        2,605.03       28,946.63       31,551.66      0.00        0.00        5,122,805.26
B3          8,717,000.00      8,712,597.79        4,428.24       49,205.89       53,634.13      0.00        0.00        8,708,169.55
B4          3,076,000.00      3,074,446.58        1,562.61       17,363.46       18,926.07      0.00        0.00        3,072,883.97
B5          3,076,000.00      3,074,446.58        1,562.61       17,363.46       18,926.07      0.00        0.00        3,072,883.97
B6          3,092,120.00      3,090,558.47        1,570.80       17,454.46       19,025.26      0.00        0.00        3,088,987.67
R                 100.00              0.00            0.00            0.00            0.00      0.00        0.00                0.00
TOTALS  1,025,941,220.00  1,016,998,012.44   14,981,961.55    4,853,358.29   19,835,319.84      0.00        0.00    1,002,016,050.89

IA2        30,269,113.00     29,512,106.26            0.00      141,412.18      141,412.18      0.00        0.00       28,524,496.35
IIA3      441,995,000.00    439,802,341.33            0.00      328,986.63      328,986.63      0.00        0.00      436,231,210.60
IIIA4     107,046,000.00    106,573,336.85            0.00      148,721.34      148,721.34      0.00        0.00      104,872,728.17
IVA2       11,740,524.00     11,699,579.79            0.00       58,497.90       58,497.90      0.00        0.00       11,386,587.28
VA2       236,794,000.00    234,041,663.52            0.00      193,084.37      193,084.37      0.00        0.00      230,694,093.83

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1        86358RKR7    975.02475141     35.63927654    4.67199361   40.31127015     939.38547488        IA1         5.750000 %
IIA1       86358RKT3    995.03917764      8.07957268    5.38979556   13.46936824     986.95960496        IIA1        6.500000 %
IIA2       86358RKU0    995.03917763      8.07957270    4.76789604   12.84746874     986.95960494        IIA2        5.750000 %
IIIA1      86358RKW6    989.48679575     37.82576748    3.85075269   41.67652016     951.66102827        IIIA1       4.670000 %
IIIA2      86358RKX4  1,000.00000000      0.00000000    4.37500000    4.37500000   1,000.00000000        IIIA2       5.250000 %
IIIA3      86358RKY2  1,000.00000000      0.00000000    5.08333333    5.08333333   1,000.00000000        IIIA3       6.100000 %
IVA1       86358RLA3    996.46267895     28.72192066    4.98231347   33.70423413     967.74075829        IVA1        6.000000 %
VA1        86358RLC9    988.37666292     14.13705453    3.94313944   18.08019397     974.23960839        VA1         4.787413 %
B1         86358RLE5    999.49498582      0.50800071    5.64481957    6.15282028     998.98698511        B1          6.777206 %
B2         86358RLF2    999.49498635      0.50800117    5.64481864    6.15281981     998.98698518        B2          6.777206 %
B3         86358RLG0    999.49498566      0.50800046    5.64481932    6.15281978     998.98698520        B3          6.777206 %
B4         N/A          999.49498700      0.50800065    5.64481795    6.15281860     998.98698635        B4          6.777206 %
B5         N/A          999.49498700      0.50800065    5.64481795    6.15281860     998.98698635        B5          6.777206 %
B6         N/A          999.49499696      0.50800098    5.64481974    6.15282072     998.98699598        B6          6.777206 %
R          86358RLH8      0.00000000      0.00000000    0.00000000    0.00000000       0.00000000        R           5.750000 %
TOTALS                  991.28292403     14.60313833    4.73063972   19.33377805     976.67978570

IA2        86358RKS5    974.99078549      0.00000000    4.67183098    4.67183098     942.36313928        IA2         5.750000 %
IIA3       86358RKV8    995.03917766      0.00000000    0.74432206    0.74432206     986.95960497        IIA3        0.897640 %
IIIA4      86358RKZ9    995.58448564      0.00000000    1.38932179    1.38932179     979.69777638        IIIA4       1.674580 %
IVA2       86358RLB1    996.51257389      0.00000000    4.98256296    4.98256296     969.85341370        IVA2        6.000000 %
VA2        86358RLD7    988.37666292      0.00000000    0.81541074    0.81541074     974.23960839        VA2         0.990000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Karen Schluter
                  JPMorgan Chase Bank - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         Email: karen.schluter@chase.com
                     ---------------------------------------

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

Total Scheduled Principal Amounts                                                      516,179.86
        Group 1 Scheduled Principal Amounts                                             92,529.02
        Group 2 Scheduled Principal Amounts                                            233,866.45
        Group 3 Scheduled Principal Amounts                                             15,937.29
        Group 4 Scheduled Principal Amounts                                             10,472.92
        Group 5 Scheduled Principal Amounts                                            163,374.18

Total Unscheduled Principal Amounts                                                 14,465,781.69
        Group 1 Unscheduled Principal Amounts                                        4,619,692.42
        Group 2 Unscheduled Principal Amounts                                        3,349,007.40
        Group 3 Unscheduled Principal Amounts                                        1,685,471.54
        Group 4 Unscheduled Principal Amounts                                        1,619,159.88
        Group 5 Unscheduled Principal Amounts                                        3,192,450.45

Total Net Liquidation Proceeds                                                                0.00
        Group 1 Net Liquidation Proceeds                                                      0.00
        Group 2 Net Liquidation Proceeds                                                      0.00
        Group 3 Net Liquidation Proceeds                                                      0.00
        Group 4 Net Liquidation Proceeds                                                      0.00
        Group 5 Net Liquidation Proceeds                                                      0.00

Total Insurance Proceeds                                                                      0.00
        Group 1 Insurance Proceeds                                                            0.00
        Group 2 Insurance Proceeds                                                            0.00
        Group 3 Insurance Proceeds                                                            0.00
        Group 4 Insurance Proceeds                                                            0.00
        Group 5 Insurance Proceeds                                                            0.00

Aggregate  Advances                                                                           0.00
        Group 1  Aggregate  Advances                                                          0.00
        Group 2 Aggregate  Advances                                                           0.00
        Group 3 Aggregate  Advances                                                           0.00
        Group 4 Aggregate  Advances                                                           0.00
        Group 5 Aggregate  Advances                                                           0.00

Ending Principal Balance                                                          1,002,016,051.33
        Group 1 Ending Principal Balance                                            131,023,853.08
        Group 2 Ending Principal Balance                                            459,470,761.71
        Group 3 Ending Principal Balance                                            110,505,396.50
        Group 4 Ending Principal Balance                                             57,875,272.68
        Group 5 Ending Principal Balance                                            243,140,767.36

Current Period Realized Losses                                                                0.00
        Group 1 Current Period Realized Losses                                                0.00
        Group 2 Current Period Realized Losses                                                0.00
        Group 3 Current Period Realized Losses                                                0.00
        Group 4 Current Period Realized Losses                                                0.00
        Group 5 Current Period Realized Losses                                                0.00

Fraud Loss Limit                                                                     30,773,196.61
Bankruptcy Loss Loss Limit                                                              534,345.22
Special Hazard Loss Loss Limit                                                       19,417,331.25

Bankruptcy Losses                                                                             0.00
        Group 1 Bankruptcy Losses                                                             0.00
        Group 2 Bankruptcy Losses                                                             0.00
        Group 3 Bankruptcy Losses                                                             0.00
        Group 4 Bankruptcy Losses                                                             0.00
        Group 5 Bankruptcy Losses                                                             0.00

Fraud Losses                                                                                  0.00
        Group 1 Fraud Losses                                                                  0.00
        Group 2 Fraud Losses                                                                  0.00
        Group 3 Fraud Losses                                                                  0.00
        Group 4 Fraud Losses                                                                  0.00
        Group 5 Fraud Losses                                                                  0.00

Special Hazard Losses                                                                         0.00
        Group 1 Special Hazard Losses                                                         0.00
        Group 2 Special Hazard Losses                                                         0.00
        Group 3 Special Hazard Losses                                                         0.00
        Group 4 Special Hazard Losses                                                         0.00
        Group 5 Special Hazard Losses                                                         0.00

Servicing Fees                                                                          316,361.22
Master Servicing Fee (including Retained Interest)                                        3,657.01
Trustee Fees                                                                                847.50
Class ia1 Insurance Premium                                                               8,585.87

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group 1
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 6            3,890,372.07                  2.97 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   6            3,890,372.07                  2.97 %

                Group 2
                ------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                15            8,213,942.04                  1.79 %
                2 Month                 1              383,583.36                  0.08 %
                3 Month                 0                    0.00                  0.00 %
                Total                  16            8,597,525.40                  1.87 %


                 Group 3
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 2              825,000.00                  0.75 %
                2 Month                 1              324,734.00                  0.29 %
                3 Month                 0                    0.00                  0.00 %
                Total                   3            1,149,734.00                  1.04 %


                Group 4
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 0                    0.00                  0.00 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   0                    0.00                  0.00 %

                 Group 5
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 5            4,043,881.90                  1.66 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                 Total                  5            4,043,881.90                  1.66 %

                 Group Totals
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                28           16,973,196.01                  1.69 %
                2 Month                 2              708,317.36                  0.07 %
                3 Month                 0                    0.00                  0.00 %
                 Total                 30           17,681,513.37                  1.76 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                Group 1
                -------------------------
                 Number                Principal Balance      Percentage
                   1                136,115.21                 0.10 %

                                Group 2
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 3
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 4
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 5
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                             Group Totals
                -------------------------
                 Number                Principal Balance      Percentage
                   1                136,115.21                 0.01 %



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